RS Investment Trust

Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to the Prospectus (Class A, C, K, Y shares),

dated May 1, 2015, as supplemented May 11, 2015

RS Emerging Markets Small Cap Fund

Investment Team

Effective July 1, 2015, Maria Freund, CFA will join the investment team of the Fund as a portfolio manager, and the section titled “Management of the Fund — Investment Team” in the RS Emerging Markets Small Cap Fund Summary (on page 68) is amended and restated in its entirety as follows:

Michael Reynal has been a portfolio manager of the Fund since its inception. Michael Ade, CFA and Peter Luo, CFA have each been a portfolio manager of the Fund since January 2015. Maria Freund, CFA has been a portfolio manager of the Fund since July 2015 and an analyst of the Fund since its inception.

Investment Team Biographical Information

Effective July 1, 2015, the following information is added under the section titled “Investment Team Biographical Information” (on page 120):

Maria Freund, CFA

Maria Freund has been a portfolio manager of RS Emerging Markets Small Cap Fund since 2015. Prior to joining RS Investments in 2012, she was an analyst at Principal Global Investors for the emerging markets team. Previously, she was an analyst at Principal Global Investors for the international developed team, having joined the firm in 2003. Maria holds a B.A. in finance and international business from Loras College, and an M.B.A from the Tippie College of Business at the University of Iowa. Maria is a CFA Charterholder.

June 30, 2015